SUPPLEMENT TO THE PROSPECTUS

Supplement dated September 25, 2025, to the Prospectus dated April 30, 2025.

MFS® Blended Research® Core Equity Portfolio

Effective immediately, the sub-sections entitled "Fees and Expenses" and "Example" under the main heading entitled "Summary of Key Information" are restated in their entirety as follows:

Fees and Expenses

This table describes the fees and expenses that you may pay when you hold shares of the fund. Expenses have been adjusted to reflect fee arrangements that are effective October 1, 2025. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which the fund is offered were included, your expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Initial Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.30%	0.55%
Fee Reductions and/or Expense Reimbursements[1]	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.29%	0.54%

1 Massachusetts Financial Services Company (MFS) has agreed in writing to waive at least 0.01% of the fund's management fee as part of an agreement pursuant to which MFS has agreed to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2027.

CGS-SUP-I-092525

MFS Blended Research Core Equity Portfolio

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, your expenses would be higher.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Initial Class Shares	$30	$94	$167	$379
Service Class Shares	$55	$174	$305	$687

-- End of Supplement Data --

Effective immediately, the third and fourth paragraphs in the sub-section entitled "Investment Adviser" under the main heading entitled "Management of the Fund" are restated in their entirety with the following three paragraphs:

Effective October 1, 2025, the management fee set forth in the Investment Advisory Agreement is 0.25% of the fund's average daily net assets annually of the first $5 billion and 0.225% of the fund's average daily net assets annually in excess of $5 billion.

From January 1, 2023, to September 30, 2025, the management fee set forth in the Investment Advisory Agreement was 0.40% of the fund's average daily net assets annually of the first $1 billion; 0.375% of the fund's average daily net assets annually in excess of $1 billion and up to $2.5 billion; and 0.35% of the fund's average daily net assets annually in excess of $2.5 billion.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2027. For the fiscal year ended December 31, 2024, this management fee reduction amounted to 0.01% of the fund's average daily net assets.

Effective immediately, the sub-section entitled "Fees and Expenses" under the heading entitled "Additional Information on Fees and Expenses and Performance" under the main heading entitled "Other Information" is restated in its entirety as follows:

Fees and Expenses

The annual fund operating expenses shown in “Fees and Expenses” are based on annualized expenses reported during the fund's most recently completed fiscal year expressed as a percentage of a class' average net assets during the period. Expenses have been adjusted to reflect fee arrangements that are effective October 1, 2025. Annual fund operating expenses have not been adjusted to reflect the fund's current asset size. In general, annual fund operating expenses, expressed as a percentage of a class' average net assets, increase as the fund’s assets decrease. Annual fund operating expenses will likely vary from year to year.

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